Janus Henderson Global Sustainable Equity Fund

Schedule of Investments (unaudited)

December 31, 2020

Shares		Value
Common Stocks– 95.7%
Auto Components – 2.1%
Aptiv PLC	3,154	$410,935
Automobiles – 1.6%
Tesla Inc*	441	311,200
Containers & Packaging – 2.2%
Avery Dennison Corp	1,288	199,782
DS Smith PLC*	48,280	248,513
		448,295
Diversified Telecommunication Services – 0.5%
Orange SA	7,516	89,441
Electric Utilities – 1.5%
SSE PLC	14,364	296,014
Electrical Equipment – 5.4%
Legrand SA	2,893	258,176
Nidec Corp	3,100	390,641
Schneider Electric SE	3,026	437,641
		1,086,458
Electronic Equipment, Instruments & Components – 7.2%
IPG Photonics Corp*	1,575	352,469
Murata Manufacturing Co Ltd	4,900	441,364
Shimadzu Corp	9,200	358,392
TE Connectivity Ltd	2,413	292,142
		1,444,367
Entertainment – 2.6%
Nintendo Co Ltd	800	510,626
Equity Real Estate Investment Trusts (REITs) – 4.2%
Crown Castle International Corp	2,105	335,095
Equinix Inc	457	326,380
Physicians Realty Trust	9,951	177,128
		838,603
Food Products – 0.7%
McCormick & Co Inc/MD	1,533	146,555
Health Care Equipment & Supplies – 0.6%
Nanosonics Ltd*	20,042	124,392
Health Care Providers & Services – 4.5%
Encompass Health Corp	5,218	431,476
Humana Inc	1,119	459,092
		890,568
Independent Power and Renewable Electricity Producers – 4.0%
Boralex Inc - Class A	12,317	457,182
Innergex Renewable Energy Inc	15,945	342,905
		800,087
Information Technology Services – 1.8%
Mastercard Inc	1,006	359,082
Insurance – 9.5%
AIA Group Ltd	37,200	458,232
Aon PLC	1,624	343,102
Intact Financial Corp	2,797	331,236
Marsh & McLennan Cos Inc	3,178	371,826
Progressive Corp	3,914	387,016
		1,891,412
Leisure Products – 1.9%
Shimano Inc	1,600	373,714
Machinery – 5.4%
Evoqua Water Technologies Corp*	12,406	334,714
Knorr-Bremse AG	2,009	273,643
Wabtec Corp	2,451	179,413
Xylem Inc/NY	2,935	298,754
		1,086,524
Professional Services – 1.3%
Wolters Kluwer NV	3,119	263,219
Semiconductor & Semiconductor Equipment – 10.5%
ASML Holding NV	726	350,803
Lam Research Corp	1,384	653,622
Microchip Technology Inc	1,756	242,521
Taiwan Semiconductor Manufacturing Co Ltd	30,000	563,464
Texas Instruments Inc	1,808	296,747
		2,107,157

Shares		Value
Common Stocks– (continued)
Software – 22.8%
Adobe Inc*	1,271	$635,652
Atlassian Corp PLC*	1,056	246,967
Autodesk Inc*	2,126	649,153
Avalara Inc*	2,125	350,391
Bill.com Holdings Inc*	631	86,131
Cadence Design Systems Inc*	3,019	411,882
Microsoft Corp	4,325	961,966
salesforce.com Inc*	2,039	453,739
SAP SE	2,432	319,545
Zendesk Inc*	3,057	437,518
		4,552,944
Textiles, Apparel & Luxury Goods – 3.0%
adidas AG*	1,026	373,447
NIKE Inc	1,596	225,786
		599,233
Thrifts & Mortgage Finance – 1.8%
Walker & Dunlop Inc	4,009	368,908
Transportation Infrastructure – 0.6%
Getlink SE*	7,436	128,879
Total Common Stocks (cost $15,962,389)		19,128,613
Investment Companies– 6.8%
Money Markets – 6.8%
Janus Henderson Cash Liquidity Fund LLC, 0.1108%ºº,£((cost $1,360,157)	1,360,060	1,360,196
Total Investments (total cost $17,322,546) – 102.5%		20,488,809
Liabilities, net of Cash, Receivables and Other Assets – (2.5)%		(497,137)
Net Assets – 100%		$19,991,672

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$12,850,373	62.7%
Japan	2,074,737	10.1
Canada	1,131,323	5.5
Germany	966,635	4.7
France	914,137	4.5
Netherlands	614,022	3.0
Taiwan	563,464	2.8
United Kingdom	544,527	2.7
Hong Kong	458,232	2.2
Australia	371,359	1.8

Total	$20,488,809	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 12/31/20
Investment Companies - 6.8%
Money Markets - 6.8%
Janus Henderson Cash Liquidity Fund LLC, 0.1108%ºº	$216	$(52)	$2	$1,360,196

	Value at 9/30/20	Purchases	Sales Proceeds	Value at 12/31/20
Investment Companies - 6.8%
Money Markets - 6.8%
Janus Henderson Cash Liquidity Fund LLC, 0.1108%ºº	545,997	5,104,360	(4,290,111)	1,360,196

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of December 31, 2020.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2020.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks
Auto Components	$410,935	$-	$-
Automobiles	311,200	-	-
Containers & Packaging	199,782	248,513	-
Diversified Telecommunication Services	-	89,441	-
Electric Utilities	-	296,014	-
Electrical Equipment	-	1,086,458	-
Electronic Equipment, Instruments & Components	644,611	799,756	-
Entertainment	-	510,626	-
Equity Real Estate Investment Trusts (REITs)	838,603	-	-
Food Products	146,555	-	-
Health Care Equipment & Supplies	-	124,392	-
Health Care Providers & Services	890,568	-	-
Independent Power and Renewable Electricity Producers	800,087	-	-
Information Technology Services	359,082	-	-
Insurance	1,433,180	458,232	-
Leisure Products	-	373,714	-
Machinery	812,881	273,643	-
Professional Services	-	263,219	-
Semiconductor & Semiconductor Equipment	1,192,890	914,267	-
Software	4,233,399	319,545	-
Textiles, Apparel & Luxury Goods	225,786	373,447	-
Thrifts & Mortgage Finance	368,908	-	-
Transportation Infrastructure	-	128,879	-
Investment Companies	-	1,360,196	-
Total Assets	$12,868,467	$7,620,342	$-

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2020 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

For additional information on the Fund, please refer to the Fund’s most recent semiannual or annual shareholder report.

125-25-70234 02-21